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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934



                         October 8, 1998
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        Date of Report (Date of earliest event reported)


                       VANSTAR CORPORATION
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     (Exact name of registrant as specified in its charter)


      Delaware              1-14192               94-2376431
  ---------------       ---------------      -------------------
  (State or Other         (Commission           (IRS Employer
  Jurisdiction of         File Number)       Identification No.)
   Incorporation)


          1100 Abernathy Road
        Building 500, Suite 1200
            Atlanta, Georgia                        30328
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(Address of principal executive offices)          (Zip Code)


                         (770) 522-4700
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       Registrant's telephone number, including area code


                         Not Applicable
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 (Former name or former address, if changed since last report)

Item 5.   OTHER EVENTS

     On October 8, 1998, Vanstar Corporation, a Delaware corporation (the "Registrant"), and Inacom Corp., a Delaware corporation ("Inacom"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Inacom will acquire the Registrant through the merger of a wholly-owned subsidiary of Inacom with and into the Registrant. Under the terms of the Merger Agreement, holders of the Registrant's common stock, par value $.001 per share (the "Registrant's Common Stock"), will receive 0.64 shares of Inacom common stock, par value $.10 per share ("Inacom Common Stock"), in exchange for each share of the Registrant's Common Stock held by such person at the time of consummation of the merger. The transaction, which is subject to regulatory and stockholder approval, pooling of interests accounting treatment and certain other customary closing conditions, is expected to close during the fourth quarter of 1998 or the first quarter of 1999. The merger is intended to be a tax-free exchange. In connection with the transaction, Inacom has agreed to increase the size of its Board of Directors from nine to 13 members. The additional directors will include: Bill Tauscher, Chairman of the Board and Chief Executive Officer of the Registrant; a Managing Director of Warburg Pincus & Co., LLC, an affiliate of Warburg, Pincus Capital Company, L.P. ("Warburg Pincus"), holder of approximately 38% of the outstanding Registrant Common Stock; and two other members to be designated by the Registrant from its current board. In connection with the transaction, Warburg Pincus executed an agreement to vote its shares for approval of the Merger Agreement at the special stockholders' meeting of the Registrant to be held for that purpose.

     As inducements to enter into the Merger Agreement, (i) Inacom granted the Registrant an option to purchase up to 19.9% of the shares of Inacom Common Stock at an exercise price of $17.375 per share and (ii) the Registrant granted Inacom an option to purchase up to 19.9% of the shares of the Registrant's Common Stock at an exercise price of $9.125 per share. Each option is exercisable following an acquisition proposal for the issuing company and the occurrence of certain further triggering events, none of which has occurred as of the date hereof.

     The foregoing description of the terms of the transaction is qualified in its entirety by reference to the Merger Agreement, the voting agreement and the option agreements, all of which are incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)     Not Applicable.

(b)     Not Applicable.

(c)     Exhibits.

        99.1 Agreement and Plan of Merger, dated as of October 8,
        1998*

        99.2 Voting Agreement, dated as of October 8, 1998*

        99.3 Inacom Stock Option Agreement, dated as of October 8,
        1998*

        99.4 Vanstar Stock Option Agreement, dated as of October 8,
        1998*

        99.5 Joint Press Release issued October 9, 1998*

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*       Filed as same exhibit number to that Current Report on Form
        8-K filed by Inacom Corp. (Commission File Number 0-16114) on October 9, 1998 and incorporated herein by reference.

                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VANSTAR CORPORATION

Date:  October 9, 1998
                              By:  /s/ H. CHRISTOPHER COVINGTON
                                  -------------------------------
                                  H. Christopher Covington
                                  Senior Vice President, General
                                  Counsel and Corporate Secretary

                        INDEX TO EXHIBITS


  Exhibit                    Description
----------- ---------------------------------------------

   99.1 Agreement and Plan of Merger, dated as of October 8, 1998*
   99.2     Voting Agreement, dated as of October 8,
            1998*
   99.3     Inacom Stock Option Agreement, dated as of
            October 8, 1998*
   99.4     Vanstar Stock Option Agreement, dated as of
            October 8, 1998*
   99.5     Joint Press Release issued October 9, 1998*

---------------
*    Filed as same exhibit number to that Current Report on Form
     8-K filed by Inacom Corp. (Commission File Number 0-16114) on October 9, 1998 and incorporated herein by reference.